UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: December 04, 2008 (Date of earliest event reported)
American Physicians Capital, Inc. (Exact name of registrant as specified in its charter)

MI (State or other jurisdiction of incorporation)	000-32057 (Commission File Number)	38-3543910 (IRS Employer Identification Number)

1301 North Hagadorn Road (Address of principal executive offices)		48823 (Zip Code)
517-351-1150 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On December 4, 2008, American Physicians Capital, Inc. announced in a press release that its Board of Directors authorized an additional $10 million to be allocated to the Company's stock repurchase plan under Rule 10b5-1. The related press release is attached hereto as Exhibit 99.1 and incorporated herein as referenced.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:
            None
(b) Pro forma financial information:
            None
(c) Shell company transactions:
            None
(d) Exhibits
            99.1       Press Release of American Physicians Capital, Inc. dated December 04, 2008

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 04, 2008	AMERICAN PHYSICIANS CAPITAL, INC. By: /s/ R. Kevin Clinton R. Kevin Clinton President and Chief Executive Officer

Exhibit Index
Exhibit No.	Description
99.1	Press Release of American Physicians Capital, Inc. dated December 04, 2008